                                                                    EXHIBIT 10.5

                                 AMENDMENT NO. 2

         AMENDMENT NO. 2 dated as of May 14, 2005 ("Amendment") among TAL
INTERNATIONAL GROUP, INC., a Delaware corporation (the "Company"), the lenders party hereto (the "Lenders") and TRANSAMERICA ACCOUNTS HOLDING CORPORATION, as
Agent for the Lenders (the "Agent"), and amends the Credit Agreement dated as of
November 3, 2004 (as amended by Amendment No. 1 dated as of March 31, 2005 and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, the Lenders and the Agent.

                  WHEREAS, the Company and the Lenders desire to make certain amendments to the Credit Agreement, as more fully set forth herein.

                  NOW THEREFORE, in consideration of the above premises and the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                  Section 1. DEFINITIONS; CONSTRUCTION. Terms defined in the
Credit Agreement and not otherwise defined herein are used herein as therein defined. Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and
"including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or".

                  Section 2. AGREEMENT IN RESPECT OF SECTION 5.1(A)(1).
         Effective as of the date of this Amendment, the Lenders and the Company hereby agree that the Company shall deliver to the Agent the quarterly and annual financial information required by Section 5.1(a)(1) of the
         Credit Agreement for the Company's fiscal quarter and fiscal year ending December 31, 2004 and its fiscal quarter ending March 31, 2005, in each case on or prior to June 30, 2005, and such deliveries shall fulfill the Company's obligations under such Section 5.1(a)(1) in respect of the Company's fiscal quarter and fiscal year ending December
         31, 2004 and its fiscal quarter ending March 31, 2005.

                  Section 3. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following, unless waived by the Lenders, in their sole discretion, shall constitute conditions precedent to the effectiveness of this
Amendment:

                  (a) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Company.

                  Section 4. REPRESENTATIONS AND WARRANTIES. To induce the
Lenders to enter into this Amendment, the Company represents and warrants to the
Lenders that:

                  (a) Authority. The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under this Amendment (i) are within its corporate power and authority,
         (ii) have been duly

         authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any material provision of applicable law, statute, rule or regulation to which the
         Company is subject or any judgment, order, writ, injunction, license or permit by which the Company is bound so as to materially adversely affect the assets, business or any activity of the Company, (iv) do not conflict with any provision of the certificate of incorporation or bylaws of the Company or any indenture, mortgage, deed of trust, credit agreement, loan agreement, or any other material agreement, contract or instrument binding upon the Company, (v) do not require any waivers, consents or approvals by any of its creditors which have not been obtained, or (vi) do not require any material approval which has not been obtained.

                  (b) Enforceability of Obligations. This Amendment and the
         Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent convenyance, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (c) No Event of Default. No Event of Default or Default has
         occurred and is continuing.

                  Section 5. REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this
         Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

                  (b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Company, the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the
         Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  (c) Nothing herein shall be deemed to entitle the Company, the
         Lenders or the Agent to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or differing circumstances.

                  (d) This Amendment shall be a Loan Document for all purposes.

                  Section 6. BENEFITS OF AMENDMENT. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the Credit Agreement.

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                  Section 7. INTERPRETATION. The Article and Section headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.

                  Section 8. EXECUTION IN COUNTERPARTS. This Amendment may be
executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.
Faxed signatures of this Amendment shall be binding for all purposes.

                  Section 9. SEVERABILITY. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

                  Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

                  Section 11. EXPENSES. The Company agrees to pay the reasonable and documented fees, expenses and disbursements of Gibson, Dunn & Crutcher LLP, special counsel for the Agent, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

                  Section 12. NO COURSE OF DEALING. The execution and delivery of this Amendment shall not establish a course of dealing among the Lenders and the Agent, on the one hand, and the Company, on the other, or in any other way obligate the Lenders to hereafter provide any further amendments, waivers, or consents of any kind to the Company.

                  Section 13. ARM'S LENGTH AGREEMENT. Each of the parties to this Amendment agrees and acknowledges that this Amendment has been negotiated in good faith, at arm's length, and not by any means forbidden by law.

                  Section 14. ENTIRE AGREEMENT. This Amendment together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

                           [Signature page to follow.]

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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                     TAL INTERNATIONAL GROUP, INC.

                                     By:    /s/ A. Richard Caputo, Jr.
                                           -----------------------------
                                     Name:   A. Richard Caputo, Jr.
                                     Title:  Vice President

                                     TRANSAMERICA ACCOUNTS HOLDING
                                     CORPORATION, AS AGENT AND SOLE LENDER

                                     By:    /s/ Vincent Hillery
                                           -----------------------------
                                     Name:   Vincent Hillery
                                     Title:  Executive Vice President